================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 4, 2005

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                 000-23489         52-1309227
     ----------------------------     ------------     -------------------
     (State or other jurisdiction      (Commission      (I.R.S. Employer
           of incorporation)          File Number)     Identification No.)

   4950 Communication Avenue, Suite 300, Boca Raton, Florida         33431
   ---------------------------------------------------------       ----------
            (Address of principal executive offices)               (Zip Code)

         Registrant's telephone number, including area code 561-226-5016

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Upon closing of a transaction on March 4, 2005, Access Worldwide Communications, Inc. sold and issued to accredited investors 1,000,000 shares of Access Worldwide Communications, Inc. common stock at a price per share of $1.00, for an aggregate purchase price of approximately $1 million. The sale of these shares was exempt from registration under the Securities Act of 1933 as a private offering to "accredited investors" under Section 4(2) of the Securities Act and Rule 506 of Regulation D.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ACCESS WORLDWIDE COMMUNICATIONS, INC.
                                           -------------------------------------
                                           (Registrant)

Date: March 7, 2005
                                           By /s/ RICHARD LYEW
                                              ----------------------------------
                                              Richard Lyew
                                              Executive Vice President and
                                              Chief Financial Officer (principal
                                              financial and accounting officer)

                                        3